EXHIBIT 99.2

90-92 Main Street, P.O. Box 58
Wellsboro, PA   16901
Phone: (570) 724-3411     Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com     Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864

                            FEDERAL DEPOSIT INSURANCE CORP

June 30, 2011                                                                QUARTERLY REPORT

Dear Shareholder:

I am pleased to report net income of $5.7 million for the second quarter of 2011 which is a $.8 million increase over the second quarter of 2010, or an increase of 17.36%.  2011 year-to-date earnings of $11.2 million are an increase of $1.9 million over the first half of 2010, or an increase of 20.75%.  Return on average assets (ROA) was 1.71% and return on average equity (ROE) was 15.43% for the first half of 2011.  Our financial results place Citizens & Northern Corporation in the top echelon of our peer group.  Our strong performance has been the result of a substantially improved net interest margin, strong asset quality and firm management of overhead expenses.

As reported in previous quarters, total assets remain relatively unchanged as we continue to de-leverage the balance sheet due to low investment yield opportunities.  Non-performing assets to total assets remain relatively modest at .75%, which is very good by industry standards.  You will note that the provision for loan losses was a credit for the first half of 2011.  The favorable loan loss results in the first half of 2011 reflect our low levels of delinquencies and other loan-related credit problems, as compared to averages for comparable-sized peer banks.

We are proud of our first half results in light of a weak national economy and the uncertainty that surrounds our industry as we await the writing of the final rules that were part of the Dodd-Frank Wall Street Reform and Customer Protection Act.

Over the past eighteen months C&N has experienced a significant financial recovery.  This has been the result of a committed employee workforce that is driven to make C&N a premier financial institution.  We solicit your continued support and welcome your questions and comments.

Charles H. Updegraff, Jr.
Chairman, President, & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS

Charles H. Updegraff, Jr. - Chairman
Dennis F. Beardslee	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Leo F. Lambert	Ann M. Tyler
Edward L. Learn

DIRECTORS EMERITI
R. Robert DeCamp

CITIZENS & NORTHERN BANK
1-877-838-2517
OFFICES
428 S. Main Street, ATHENS, PA 18810
3 Main Street, CANISTEO, NY 14823
10 N Main Street, COUDERSPORT, PA 16915
111 Main Street, DUSHORE, PA 18614
563 Main Street, EAST SMITHFIELD, PA 18817
104 Main Street, ELKLAND, PA  16920
135 East Fourth Street, EMPORIUM, PA 15834
6250 County Route 64, HORNELL, NY 14843
230-232 Railroad Street, JERSEY SHORE, PA 17740
102 E. Main Street, KNOXVILLE, PA 16928
514 Main Street, LAPORTE, PA 18626
4534 Williamson Trail LIBERTY, PA 16930
1085 S. Main Street, MANSFIELD, PA 16933
612 James Monroe Avenue, MONROETON, PA 18832
3461 Rte.405 Highway, MUNCY, PA 17756
100 Maple Street, PORT ALLEGANY, PA 16743
24 Thompson Street, RALSTON, PA 17763
1827 Elmira Street, SAYRE, PA 18840
2 E. Mountain Ave., SO. WILLIAMSPORT, PA  17702
41 Main Street, TIOGA, PA 16946
428 Main Street, TOWANDA, PA18848
Court House Square, TROY, PA 16947
90-92 Main Street, WELLSBORO, PA 16901
130 Court Street, WILLIAMSPORT, PA 17701
1510 Dewey Ave., WILLIAMSPORT, PA 17702
Route 6, WYSOX, PA 18854

  TRUST & FINANCIAL MANAGEMENT GROUP
3 Main Street, Canisteo, NY 14823	607-698-4295
10 N Main Street, Coudersport, PA 16915	800-921-9150
1827 Elmira Street, Sayre, PA 18840	888-760-8192
428 Main Street, Towanda, PA 18848	888-987-8784
90-92 Main Street, Wellsboro, PA 16901	888-487-8784
130 Court Street, Williamsport, PA 17701	866-732-7213

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901
BANKCARD SERVICES - 90-92 Main St., Wellsboro PA 16901	800-577-8001
ELECTRONIC BANKING – 10 Nichols St., Wellsboro, PA 16901	877-838-2517
www.cnbankpa.com

C&N FINANCIAL SERVICES CORPORATION – 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com

CONDENSED, CONSOLIDATED EARNINGS INFORMATION
(In Thousands, Except Per Share Data) (Unaudited)
	2ND	1ST	2ND	6 MONTHS ENDED
	QUARTER	QUARTER	QUARTER	JUNE 30,
	2011	2011	2010	2011	2010
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$15,443	$15,298	$15,386	$30,741	$31,119
Interest Expense	3,628	4,016	5,036	7,644	10,296
Net Interest Income	11,815	11,282	10,350	23,097	20,823
Provision (Credit) for Loan Losses	31	(192)	76	(161)	283
Net Interest Income After Provision (Credit) for Loan Losses	11,784	11,474	10,274	23,258	20,540
Other Income	3,673	2,555	3,260	6,228	6,808
Net Gains on Available-for-sale Securities	163	1,839	319	2,002	377
Noninterest Expenses	7,794	8,263	7,703	16,057	15,700
Income Before Income Tax Provision	7,826	7,605	6,150	15,431	12,025
Income Tax Provision	2,129	2,064	1,281	4,193	2,718
Net Income	5,697	5,541	4,869	11,238	9,307
U.S. Treasury Preferred Dividends	-	-	372	-	745

Net Income Available to Common Shareholders	$5,697	$5,541	$4,497	$11,238	$8,562

PER COMMON SHARE DATA:
Net Income – Basic	$0.47	$0.46	$0.37	$0.92	$0.71
Net Income – Diluted	$0.47	$0.45	$0.37	$0.92	$0.71
Dividend Per Share	$0.14	$0.13	$0.09	$0.27	$0.17
Number Shares Used in Computation - Basic	12,177,110	12,174,935	12,125,072	12,176,027	12,119,358
Number Shares Used in Computation - Diluted	12,180,199	12,178,099	12,125,072	12,179,153	12,119,358

CONDENSED, CONSOLIDATED BALANCE SHEET DATA
(In Thousands, Except Per Share Data) (Unaudited)
	JUNE 30,	MARCH 31,	JUNE 30,
	2011	2011	2010
ASSETS
Cash & Due from Banks	$49,392	$59,278	$83,652
Available-for-sale Securities	464,214	452,974	426,246
Loans Held for Sale	167	135	111
Loans, Net	705,667	710,113	715,252
Intangible Assets	12,211	12,239	12,356
Other Assets	77,999	81,470	101,040
TOTAL ASSETS	$1,309,650	$1,316,209	$1,338,657

LIABILITIES
Deposits	$995,361	$1,010,001	$968,540
Repo Sweep Accounts	20,343	16,068	28,132
Total Deposits and Repo Sweeps	1,015,704	1,026,069	996,672
Borrowed Funds	133,182	138,340	173,831
Other Liabilities	7,071	5,747	6,659
TOTAL LIABILITIES	1,155,957	1,170,156	1,177,162

SHAREHOLDERS' EQUITY
Preferred Stock	-	-	25,833
Common Shareholders' Equity, Excluding Accumulated
Other Comprehensive Income (Loss)	148,707	144,895	134,229
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains/Losses on
Available-for-sale Securities	5,299	1,478	1,684
Defined Benefit Plans	(313)	(320)	(251)
TOTAL SHAREHOLDERS' EQUITY	153,693	146,053	161,495
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,309,650	$1,316,209	$1,338,657

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)
	6 MONTHS ENDED		%
	JUNE 30,		INCREASE
	2011	2010	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$11,238	$9,307	20.75%
Return on Average Assets	1.71%	1.39%	23.02%
Return on Average Equity	15.43%	11.91%	29.55%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,309,650	$1,338,657	-2.17%
Available-for-Sale Securities	464,214	426,246	8.91%
Loans (Net)	705,667	715,252	-1.34%
Allowance for Loan Losses	8,269	8,461	-2.27%
Deposits and Repo Sweep Accounts	1,015,704	996,672	1.91%

Trust Assets Under Management	634,821	558,344	13.70%

SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$0.92	$0.71	29.58%
Net Income - Diluted	$0.92	$0.71	29.58%
Dividends	$0.27	$0.17	58.82%
Common Book Value	$12.65	$11.18	13.15%
Tangible Common Book Value	$11.64	$10.17	14.45%
Market Value (Last Trade)	$15.07	$10.70	40.84%
Market Value / Common Book Value	119.13%	95.71%	24.47%
Market Value / Tangible Common Book Value	129.47%	105.21%	23.05%
Price Earnings Multiple	8.19	7.54	8.62%
Dividend Yield	3.58%	3.18%	12.58%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	10.90%	9.30%	17.20%
Nonperforming Assets / Total Assets	0.75%	0.81%	-7.41%
Allowance for Loan Losses / Total Loans	1.16%	1.17%	-0.85%
Total Risk Based Capital Ratio (a)	19.09%	19.12%	-0.16%
Tier 1 Risk Based Capital Ratio (a)	17.84%	17.91%	-0.39%
Leverage Ratio (a)	10.04%	10.09%	-0.50%

AVERAGE BALANCES
Average Assets	$1,313,482	$1,335,267	-1.63%
Average Equity	145,620	156,331	-6.85%

(a) Capital ratios are estimated.